Supplementary cashflow information	12 Months Ended
Dec. 31, 2024
Supplementary Cash Flow Information [Abstract]
Supplementary cashflow information
18. Supplementary cashflow information
Below are the significant non-cash investing and financing activities during the year
2024:
During the year ended December 31, 2024, Lifezone paid $553,286 to debenture holders as interest in the form of newly issued 89,181 Ordinary Shares in Lifezone Metals.
Lease modifications were entered into during the year, resulting in additions of right-of-use assets amounting to $225,761. Please refer to Note 13 for the movement in the balances of right-of-use assets.
2023:
On July 18, 2023, Lifezone completed the acquisition of Simulus group for a total consideration of $14.53 million comprising of cash amounting to $8.50 million and $6.03 million non-cash consideration in the form of the Ordinary Shares in Lifezone Metals. Please refer to Note 28 for the details of the net identifiable assets acquired and the resulting Goodwill.
Lease commitments were entered into during the year, resulting in additions of right-of-use assets amounting to $1.70 million. Please refer to Note 13 for the movement in the balances of right-of-use assets.
On July 5, 2023, Lifezone, as part of the SPAC Transaction and pursuant to the execution of the BCA, assumed Warrants which were measured at fair value amounting to $15.1 million. Please refer to Note 25 for further details of the Warrant assumption.
On July 5, 2023, Lifezone, as part of the SPAC Transaction and pursuant to the execution of the BCA, performed a share-for-share exchange reorganization amounting to $2,934. Please refer to Note 25 for further details of the Share for share exchange.